Components of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Periodic Benefit Cost:
Service cost	$ 608	$ 399	$ 370
Interest cost	77	40	15
Projected return on plan assets	(43)	(30)	(13)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain		1
Net periodic benefit cost	$ 642	$ 410	$ 372